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                                                               EXHIBIT 10(x)(8)


                                AMENDMENT NO. 13
                                       TO
                              THE UPS SAVINGS PLAN


                 WHEREAS, United Parcel Service of America, Inc. ("UPS") and its affiliated corporations established, effective July 1, 1988, the UPS Savings Plan (the "Plan") in order to permit their eligible employees to put money aside on a tax deferred basis to supplement that which they will receive under Social Security and other pension and retirement plans; and

                 WHEREAS, the Plan has been amended twelve times before, the most recent being Amendment No. 12 effective as of January 1, 1994; and

                 WHEREAS, it is desired to amend the Plan further to add the Fidelity Magellan Fund as an additional investment option available to Participants.

                 NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 9.1 of the Plan, the Plan is hereby amended in the following respects, effective February 1, 1994:

                 1.       Section 4.4(a) is amended as follows:

                          a.      The following investment Option E is added,
immediately following the description of Options A, B, C and D:

                          OPTION E -              the Fidelity Magellan Fund,
                                                  managed by Fidelity
                                                  Management & Research
                                                  Company, consisting primarily
                                                  of common stocks and
                                                  securities convertible into
                                                  common stocks, with the






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                                                  primary objective of capital
                                                  appreciation.

                          b.      The penultimate sentence thereof is revised
by deleting the words "among Options A, B, C and D" and by substituting in lieu thereof the words "among Options A, B, C, D and E."

                 2. Section 4.7 is modified by deleting the words "among Options A, B, C and D" and by substituting in lieu thereof the words "among Options A, B, C, D and E."

                 3. Section 4.8 is modified by deleting the words "Options A, B, C, and D" in both places where they appear and by substituting in lieu thereof the words "Options A, B, C, D and E.

                 4. Section 4.10 is modified by deleting the words "among Options A, B, C and D" in each place they appear and by substituting in lieu thereof the words "among Options A, B, C, D and E."


                 IN WITNESS WHEREOF, United Parcel Service of America, Inc. has
caused this Amendment No. 13 to the Plan to be executed this           day of
         1994.


ATTEST:                            UNITED PARCEL SERVICE OF
                                   AMERICA, INC.

By:
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